                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-43407, No. 333-18911 and No. 33-77904) and in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-43397) of Nvest, L.P. of our reports dated January 28, 2000 appearing on pages 40 and 55 of this Form 10-K.

Boston, Massachusetts
March 28, 2000